UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      0-19171                 91-1463450
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(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

     On February 3, 2005, ICOS Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004 and summarizing recent events. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ICOS CORPORATION


Date:    February 3, 2005       By: /S/ MICHAEL A. STEIN
                                    --------------------
                                    Michael A. Stein
                                    Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.               Description

99 Press Release of ICOS Corporation dated February 3, 2005, announcing its financial results for the quarter and year ended December 31, 2004 and summarizing recent events.